UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2021

PAVMED INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Grand Central Place, Suite 4600, New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	PAVM	The Nasdaq Stock Market LLC
Series Z Warrants to Purchase Common Stock	PAVMZ	The Nasdaq Stock Market LLC
Series W Warrants to Purchase Common Stock	PAVMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

The information disclosed under Item 5.07 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 15, 2021, PAVmed Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “2021 Annual Meeting”). Stockholders representing approximately 65.6% of the shares outstanding and entitled to vote were present in person or by proxy. At the 2021 Annual Meeting, the stockholders elected each of management’s nominees for director and approved each of the other matters considered. A description of the matters considered by the stockholders and a tally of the votes on each such matter are set forth below.

1. The election of two Class B directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified.

The Company’s board of directors is divided into three classes, Class A, Class B and Class C. There are three directors in Class B, James L. Cox, M.D., Debra J. White and David Weild IV, whose terms expired at the 2021 Annual Meeting, two directors in Class C, Lishan Aklog, M.D. and Michael J. Glennon, whose terms expire at the 2022 annual meeting of stockholders, and two directors in Class A, Ronald M. Sparks and Tim Baxter, whose terms expired at the 2023 annual meeting of stockholders. Upon the expiration of Mr. Weild’s term, the size of Class B was reduced to two members and the size of the board was reduced to six members. Management nominated Dr. Cox and Ms. White for re-election as Class B directors.

Each of management’s nominees for director was elected, as follows:

Name	For	Authority Withheld	Broker Non-Votes
James L. Cox, M.D.	21,301,382	7,477,806	26,190,104
Debra White	25,691,099	3,088,089	26,190,104

2. A proposal to amend the Company’s 2014 Long-Term Incentive Equity Plan (the “2014 Plan”) (i) to increase total number of shares of the Company’s common stock available under the 2014 Plan by an additional 2,000,000 shares, from 9,951,081 shares to 11,951,081 shares, (ii) to add an “evergreen” provision to automatically increase the number of shares of the Company’s common stock available under the 2014 Plan on January 1st of each year, by an amount equal to 5% of the Company’s outstanding common stock as of December 31st of the preceding fiscal year, or such lesser amount as is approved by the Board, and (iii) to remove the limit on grants to any one participant in any one calendar year, except for non-employee directors.

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The amendment was approved, as follows:

For	Against	Abstain	Broker Non-Votes
14,587,565	13,705,490	486,133	26,190,104

A fuller description of the 2014 Plan, as amended, is set forth on pages 7 to 14 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2021 (the “Definitive Proxy Statement”), which description is incorporated herein by reference. The description of the 2014 Plan from the Definitive Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the 2014 Plan, which is included as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

3. A proposal to amend the Company’s Employee Stock Purchase Plan (the “ESPP”) (i) to increase the total number of shares authorized for employee purchase by 500,000 shares, from 750,000 shares to 1,250,000 shares, and (ii) to add an “evergreen” provision to automatically increase the number of shares of the Company’s common stock available under the ESPP on January 1st of each year, by an amount equal to the lesser of (a) 2% of the Company’s outstanding common stock as of December 31st of the preceding fiscal year, and (b) 2,500,000 shares, or such lesser amount as is approved by the Board.

The amendment to the ESPP was ratified and approved, as follows:

For	Against	Abstain	Broker Non-Votes
16,462,403	11,965,447	351,338	26,190,104

A fuller description of the ESPP, as amended, is set forth on pages 15 to 20 of the Definitive Proxy Statement, which description is incorporated herein by reference. The description of the ESPP from the Definitive Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the ESPP, which is included as Exhibit 10.2 to this current report on Form 8-K and is incorporated herein by reference.

4. A proposal to ratify the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2021.

The ratification of the appointment of Marcum LLP was approved, as follows:

For	Against	Abstain	Broker Non-Votes
54,484,117	284,146	201,029	—

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Fifth Amended and Restated 2014 Long-Term Incentive Equity Plan (incorporated by reference to Annex A of the Definitive Proxy Statement on Schedule 14A filed on April 30, 2021).

10.2	Employee Stock Purchase Plan (incorporated by reference to Annex B of the Definitive Proxy Statement on Schedule 14A filed on April 30, 2021).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2021	PAVMED INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
President and Chief Financial Officer

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